UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2013

Tech Data Corporation
(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 Tech Data Drive Clearwater, Florida	33760
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   727-539-7429

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2013, Tech Data Corporation (the "Company") received, as expected, a notice from the NASDAQ Listing Qualifications Department stating that it is not in compliance with NASDAQ Listing Rule 5250(c)(1), which requires timely filing of periodic reports with the SEC. The Company previously announced that it would delay the filing of its Annual Report on Form 10-K (the "Form 10-K") for its fiscal year ended January 31, 2013 due to the Company's restatement of prior period financial statements.

Under the NASDAQ Listing Rules, the Company has 60 calendar days, or until June 3, 2013, to submit to NASDAQ a plan to regain compliance. If the staff of the Listing Qualifications Department accepts the plan, it may grant an exception of up to 180 calendar days from the Company's Form 10-K due date, or until September 30, 2013, for the Company to regain compliance. The Company intends to submit a plan to regain compliance as soon as possible. During this process, the Company expects that its common stock will continue to be listed and traded on The NASDAQ Stock Market.

A copy of the Company press release announcing the receipt of the NASDAQ notification letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements

The report includes "forward-looking statements" within the meaning of the federal securities laws and regulations, including those regarding the Company's intent to restate its prior financial statements and to submit a plan of compliance to the NASDAQ Listing Qualifications Department. These statements are subject to risks and uncertainties. There can be no assurance that the Company's management, Audit Committee or independent registered public accounting firm will not reach conclusions that are different from management's preliminary identification of issues in the pending restatement that may delay completion of the restatement and the Company's submission of a plan to regain compliance with NASDAQ Listing Rules. Forward-looking statements reflect management's analysis as of the filing date of this Notice, and the Company does not undertake to revise these statements to reflect subsequent developments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	April 3, 2013 Press Release by Tech Data Corporation

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation (Registrant)
April 3, 2013 (Date)	/s/ JEFFERY P. HOWELLS Jeffery P. Howells Executive Vice President & Chief Financial Officer (principal financial officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	April 3, 2013 Press Release by Tech Data Corporation